SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  May 21, 1999
(Date of earliest event reported)

Commission File No. 333-65481



                      NORWEST ASSET SECURITIES CORPORATION
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        DELAWARE                                       52-1972128
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(State of Incorporation)                   (I.R.S. Employer Identification No.)



7485 New Horizon Way
FREDERICK, MARYLAND                                             21703
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Address of principal executive offices                              (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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     (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.    OTHER EVENTS
-------    ------------

           Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Credit Suisse First Boston Corporation, which are hereby filed pursuant to such letter.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
-------    ---------------------------------

           (c) Exhibits

ITEM 601(a)
OF REGULATION S-K
EXHIBIT NO.                            DESCRIPTION
-----------                            -----------

         (99) Computational Materials prepared by Credit Suisse First Boston Corporation in connection with Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1999-15

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NORWEST ASSET SECURITIES CORPORATION


May 21, 1999

                                    By:        /S/ ALAN S. MCKENNEY
                                        --------------------------------
                                               Alan S. McKenney
                                               Vice President

                                INDEX TO EXHIBITS



                                                               PAPER (P) OR
EXHIBIT NO.             DESCRIPTION                            ELECTRONIC (E)
-----------             -----------                            --------------

   (99)                 Computational Materials                       P
                        prepared by Credit Suisse First
                        Boston Corporation in
                        connection with Norwest Asset
                        Securities Corporation,
                        Mortgage Pass- Through
                        Certificates, Series 1999-15